TAXATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Loss before income tax
Loss from the PRC operations	$ (170,259)	$ (81,953)	$ (90,586)
Loss from non-PRC operations	(104,746)	(43,501)	(57,738)
Loss before income tax	(275,005)	(125,454)	(148,324)
Income tax (expenses) benefits applicable to the PRC operations	1	124	(125)
Income tax benefits (expenses) applicable to non-PRC operations	(2)	2	199
Total income tax benefits (expenses)	$ (1)	$ 126	$ 74